UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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NOVAVAX, INC.

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(Name of person(s) filing proxy statement, if other than the registrant)

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Exhibit 1

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V69941-P28672 NOVAVAX, INC. 700 QUINCE ORCHARD ROAD GAITHERSBURG, MD 20878 NOVAVAX, INC. 2025 Annual Meeting Vote by June 19, 2025 11:59 PM ET You invested in NOVAVAX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 20, 2025. Vote Virtually at the Meeting* June 20, 2025 8:30 AM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/NVAX2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V69942-P28672 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of three Class III directors to serve on the board of directors, each for a three-year term expiring at the 2028 Annual Meeting of Stockholders. Nominees: 1a. Rachel K. King For 1b. John W. Shiver, Ph.D. For 1c. Charles W. Newton For 2. The approval, on an advisory basis, of the compensation of our Named Executive Officers. For 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For NOTE: To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.